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                                                                    EXHIBIT 10.1

                          REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of February 12, 1998 is entered into by and among The Management Network Group, Inc., a Kansas corporation (the "Company"), and each of the parties listed on Exhibit A hereto (the "Holders").

                                    RECITALS

        A. The Holders own shares of the Company's common stock, par value $1.00 per share (the "Common Stock").

        B. The Company and the Holders desire to provide for the registration under the Securities Act of 1933, as amended, of the Registrable Securities (as defined below), all according to the terms of this Agreement.

                                    AGREEMENT

        1.      Certain Definitions.

        As used in this Agreement, the following terms shall have the following respective meanings:

                (a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                (b) "Exchange Act" shall mean the Securities Act of 1934, as amended.

                (c) The terms "Register", "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act ("Registration Statement"), and the declaration or ordering of the effectiveness of such Registration Statement.

                (d) "Registrable Securities" shall mean all Common Stock of the Company.

                (e) "Registration Expenses" shall mean all expenses incurred in complying with Section 2, Section 3 or Section 4 of this Agreement (excluding Selling Expenses), including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, Blue Sky fees and expenses, the expense of any special audits incident to or required by any such registration, and all other accounting fees incurred by the Company.

                (f) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.



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                (g)     "Selling Expenses" shall mean all underwriting discounts
and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement and the fees and disbursements of legal counsel to the Holders.

        2.      Demand Registration.

                2.1. Request for Registration. Subject to the terms of this Agreement, in the event that the Company shall receive from the Holders representing an aggregate of at least fifteen percent (15%) of the Registrable Securities, at any time commencing six months following the Company's first underwritten public offering on a firm commitment basis, a written request that the Company effect a Registration with respect to at least a majority of the Registrable Securities held by such Holders, the Company shall (a) promptly give written notice of the proposed Registration to all other Holders, and (b) as soon as practicable, use its best efforts to effect Registration of the Registrable Securities specified in such request, together with any Registrable Securities of any Holder joining in such request as are specified in a written request given within twenty (20) days after written notice from the Company of the proposed Registration. Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect any such Registration pursuant to this
Section 2.1 (x) if the estimated market value of the Registrable Securities requested to be Registered pursuant to this Section 2.1 is less than $8,000,000 or (y) after the Company has effected two (2) such Registrations pursuant to this Section 2.1 and such Registrations have been declared effective. For purposes of this Section 2.1, any shares of Common Stock transferred by any Holder to a trust or custodianship exclusively for the benefit of such Holder's spouse, direct descendants (including legally adopted children) or direct ascendants shall be deemed to be held by such Holder who transferred such shares of Common Stock.

                2.2. Right of Deferral of Registration. If the Company shall furnish to all such Holders who joined in the request a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for any Registration to be effected as requested under Section 2.1, the Company shall have the right, exercisable one (1) time only with respect to each demand registration request, to defer the filing of a Registration Statement with respect to such offering for a period of not more than one hundred twenty (120) days from delivery of the request of the Holders.

                2.3. Registration of Other Securities in Demand Registration. Any Registration Statement filed pursuant to the request of the Holders under this Section 2 may, subject to the provisions of Section 2.4, include securities of the Company other than Registrable Securities.

                2.4.    Underwriting in Demand Registration.

                        2.4.1. Notice of Underwriting. If the Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2, and the Company shall include such information in the written notice referred to in Section 2.1. The right of any



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Holder to Registration pursuant to this Section 2 shall be conditioned upon such
Holder's agreement to participate in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting.

                        2.4.2.  Priority on Demand Registration. Any
Registration Statement filed pursuant to this Section 2 may include securities of the Company other than Registrable Securities. Notwithstanding any other provision of this Section 2, if the underwriter advises the Company that market factors (including, without limitation, the aggregate number of Registrable Securities requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the type of securities to be sold or the number of securities to be underwritten, the Company then shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated in such offering in the following order of priority: in the event of a public offering (other than the initial public offering) of the equity securities of the Company, (a) first, Registrable Securities, on a pro rata basis according to the respective aggregate number of Registrable Securities held by the Holders requesting to Register any of their Registrable Securities at the time such requests are made and (b) second, to the securities of the Company. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

                        2.4.3. Selection of Underwriter in Demand Registration. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into a customary underwriting agreement with the representative (the "Underwriter's Representative") of the underwriter or underwriters selected for such underwriting by the Company (which underwriter or underwriters shall be reasonably acceptable to a majority in interest of the Holders proposing to distribute their securities through such underwriting).

                        2.4.4. Right of Withdrawal in Demand Registration. If any Holder of Registrable Securities, or a holder of other securities entitled to be included in such Registration, disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the other Holders delivered at least ten (10) days prior to the effective date of the Registration Statement. The securities so withdrawn shall also be withdrawn from the Registration Statement.

                        2.4.5. Blue Sky in Demand Registration. In the event of any Registration pursuant to Section 2, the Company will exercise its reasonable efforts to Register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of such securities; provided, however, that (a) the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and (b) notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling stockholders, such expenses shall be payable pro rata by the selling stockholders.



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        3.      Piggyback Registration.

                3.1. Notice of Piggyback Registration and Inclusion of Registrable Securities. Subject to the terms of this Agreement, each time the Company decides to Register any of its equity securities (other than pursuant to a Form S-4, a Form S-8, or a transaction pursuant to Rule 145 under the Securities Act), on a form that would be suitable for a registration involving solely Registrable Securities (a "Piggyback Registration"), the Company will:
(a) promptly give the Holders written notice thereof and (b) include in such Registration and in the underwriting involved therein, all the Registrable Securities specified in a written request delivered to the Company by any Holder within fifteen (15) days after delivery of such written notice from the Company.

                3.2.    Underwriting in Piggyback Registration.

                        3.2.1.  Notice of Underwriting in Piggyback
Registration. If a Piggyback Registration is an underwritten registration, the right of each Holder to Registration pursuant to this Section 3 shall be conditioned upon the inclusion of such Holder's Registrable Securities in such underwriting to the extent provided in this Section 3. If any Holder proposes to distribute its securities through such underwriting, such Holder shall (together with the Company and any other stockholders distributing their securities through such underwriting) enter into an underwriting agreement with the representative of the underwriter or underwriters (the "Underwriter's Representative") selected by the Company for such offering.

                        3.2.2. Priority on Registration. In the event the Underwriter's Representative advises the Holders in writing that market factors (including, without limitation, the aggregate number of shares of Registrable Securities requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the type of securities to be sold or the number of securities to be underwritten, the Company may reduce the aggregate number of all the Holders' Registrable Securities to be included in the Registration. In such event, the number of Registrable Securities of each selling Holder included in the Registration shall be apportioned pro rata among the selling Holders according to the total amount of Registrable Securities requested to be included by such selling Holders or in such other proportion as shall mutually be agreed upon. In no event shall the amount of securities of the selling Holders included in the registration be reduced below twenty-five percent (25%) of the total amount of securities included in such registration, unless such offering is the Company's first firm commitment underwritten public offering of its equity securities registered under the Securities Act and such registration does not include shares of any other selling stockholders, in which event any or all of the Registrable Securities of the Holders may be excluded. In no event will shares of any other selling stockholder be included in such registration which would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than a majority of the Registrable Securities proposed to be sold in the offering.

                        3.2.3. Withdrawal in Piggyback Registration. If any Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter delivered at least ten (10) days prior to the effective



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date of the Registration Statement. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such Registration.

                3.3. Blue Sky in Piggyback Registration. In the event of any Registration of Registrable Securities pursuant to Section 3, the Company will exercise its reasonable efforts to Register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of such securities; provided, however, that (a) the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and (b) notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling stockholders, such expenses shall be payable pro rata by selling stockholders.

        4.      Registrations on Form S-3.

                4.1.    Request for Registration on Form S-3. In the event that
(a) the Company shall receive from the Holders representing an aggregate of at least twenty-five percent (25%) of the Registrable Securities a request in writing (specifying that the request is being made pursuant to this Section 4.1) that the Company file a registration statement on Form S-3 under the Securities Act ("Form S-3") (or any successor form to Form S-3 regardless of its designation) for a public offering of shares of the Registrable Securities, the reasonably anticipated aggregate price to the public of which would be at least $2,000,000, and (b) the Company is a registrant entitled to use Form S-3 to register such shares, then the Company shall use its reasonable efforts to cause such shares to be registered on Form S-3 (or any successor form to Form S-3). Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect any Registration pursuant to this Section 4.1 after the Company has effected two (2) such Registrations pursuant to this Section 4.1 and such Registrations have been declared effective.

                4.2. Right of Deferral of Registration. If the Company shall furnish to all such Holders who joined in the request a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for any Registration to be effected as requested under Section 4.1, the Company shall have the right, exercisable one (1) time only with respect to each registration request, to defer the filing of a Registration Statement with respect to such offering for a period of not more than one hundred twenty (120) days from delivery of the request of the Holders.

        5. Expenses of Registration. All Registration Expenses incurred in connection with Registrations pursuant to Section 2, Section 3 and Section 4 shall be borne by the Company. Notwithstanding the above, the Company shall not be required to pay for any expenses of any Registration proceeding begun pursuant to Section 2 or Section 4 if the Registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be Registered (which Holders shall bear all such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to a Demand



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Registration pursuant to Section 2 or Registration on Form S-3 pursuant to
Section 4, as applicable, in which event such right shall be forfeited to the same extent by all Holders. All Selling Expenses shall be borne by the holders of the securities Registered pro rata on the basis of the number of shares Registered.

        6.      Obligations of the Company. Whenever required under Section 2,
Section 3 or Section 4 (so long as, in the case of Registrations under Section 3, the Company, in its sole discretion, does not abandon the Piggyback Registration) to use its best efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                6.1. Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the Holder's counsel, if any, selected by the Holders, copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel); provided, however, that in connection with any proposed registration intended to permit an offering of any securities from time to time (i.e. a so-called "shelf registration"), the Company shall in no event be obligated to cause any such registration to remain effective for more than 90 days;

                6.2. Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement; and

                6.3. Furnish to the holders of Registrable Securities such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                6.4. Promptly deregister, if requested by the Holders, any Registrable Securities which are not sold pursuant to a Demand Registration or Piggyback Registration after the registration statement relating thereto is no longer effective.

                6.5. Promptly notify the Holders at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (a) the happening of any event of which the Company is aware as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein, in light of the circumstances under which made, not misleading and, at the request of the Holders, the Company will as promptly as practicable prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein in light of the circumstances under which made, not misleading or (b) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or of any order preventing or



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suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes.

        7. Information Furnished by the Holders. It shall be a condition precedent of the Company's obligations under this Agreement that each Holder furnish to the Company such information regarding such Holder and the distribution proposed by it as the Company may reasonably request in the event such Holder's Registrable Securities are included in any Registration.

        8.      Indemnification.

                8.1. Company's Indemnification of the Holders. To the extent permitted by law, the Company will indemnify the Holders, each of their respective stockholders, partners, members, officers, managers, directors, employees, agents, any underwriter (as defined in the Securities Act) for such Holder and each person controlling the Holders or underwriter within the meaning of the Securities Act or Exchange Act, with respect to which Registration, qualification or compliance of Registrable Securities has been effected pursuant to this Agreement against all claims, losses, damages and liabilities (or actions in respect thereof) to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or Registration Statement incident to any such Registration, qualification or compliance, are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or are based on any violation (or alleged violation) by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, Exchange Act or any state securities law in connection with the offering covered by the Registration; and the Company will reimburse the Holders, each of their respective stockholders, partners, members, managers, directors, officers, employees, agents, underwriters and each person who controls each Holder or underwriter for any reasonable legal and other expenses as and when incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this Section 8.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld; and provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by any Holder, such stockholder, partner, member, manager, officer, employee, director, underwriter or such controlling person and stated to be for use in connection with the offering of securities of the Company.

                8.2. The Holders' Indemnification of Company. To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such Registration, qualification or compliance is being effected pursuant to this Agreement, indemnify the Company, each of its stockholders, directors, officers, employees, agents and each person who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such Registration or any of such other



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Holder's stockholders, partners, members, managers, directors, officers, employees, agents or any person who controls such Holder within the meaning of the Securities Act or Exchange Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or Registration Statement incident to any such Registration, qualification or compliance, are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or are based on any violation (or alleged violation) by the Holders of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, Exchange Act or any state securities law in connection with the offering covered by the Registration; and such Holder will reimburse the Company, such stockholders, directors, officers, employees, agents and such control persons, underwriter or other Holder, or stockholder, partner, member, manager, director, officer, employee, agent or controlling person of such other Holder for any reasonable legal and other expenses as and when incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such prospectus or Registration Statement in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use in connection with such Registration; provided however, that the indemnity agreement contained in this Section 8.2 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of such Holders, which consent shall not be unreasonably withheld. In no event shall any indemnity under this Section 8.2 exceed the proceeds from the offering received by such Holder.

                8.3. Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim with counsel mutually satisfactory to the parties; provided, however, that if any party reasonably determines that there may be a conflict between the position of the Company and the Holders in conducting the defense of such action, suit or proceeding by reason of recognized claims for indemnity under this Section 8, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of such party. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 8, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise other than under this Section 8.

        9. Market Stand-off. The Holders hereby agree that, if so requested by the Board of Directors of the Company or any Underwriter's Representative, the Holders shall not sell or otherwise transfer any Registrable Securities or other securities of the Company during the 180 day period following the effective date of a Registration Statement of the Company filed under the Securities Act with respect to the Company's initial public offering, and during the



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period specified by the Underwriter's Representative following the effective date of a Registration Statement of the Company filed under the Securities Act with respect to any subsequent primary offering by the Company (except as part of such underwritten registration), in each case without the prior written consent of the Underwriter's Representative for such offering; provided that all officers of the Company enter into similar agreements.

        10. Reports Under Securities and Exchange Act of 1934. With a view to making available to the Holders of Registrable Securities the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use its reasonable efforts to:

                10.1. Make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to 90 days after the effective date of the first registration statement covering an underwritten public offering filed by the Company;

                10.2. File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                10.3. Furnish to any Holder so long as such Holder owns any of the Registrable Securities forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of said first registration statement filed by the Company), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing any Holder of any rule or regulation of the Commission permitting the selling of any such securities without registration.

        Notwithstanding anything to the contrary herein, the parties hereto agree that the sole remedy for any breach by the Company of the provisions of this Section 10.3 shall be the granting of an additional demand registration to the Holders, which demand registration shall be subject to, and exercised pursuant to, the provisions of Section 2, including, without limitation, the deferral rights of the Company described in Section 2.2.

        11.     Miscellaneous.

                11.1. Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Holders relative to the subject matters hereof. Any previous agreement between the Company and the Holders concerning Registration rights in connection with the Registrable Securities is superseded by this Agreement.

                11.2. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflict of law principles or rules.



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                11.3.   Counterparts. This Agreement may be executed in one or
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                11.4. Headings. The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

                11.5. Notices. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given (a) upon personal delivery to the person to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after deposit in the United States mail, by registered or certified mail, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt addressed as set forth on the signature page of this Agreement, or at such other address as a party may designate by ten (10) days' advance written notice to the other party.

                11.6. Amendment of Agreement. Any provision of this Agreement may be amended, modified or waived only by a written instrument signed by the Company and the Holders of at least a majority of the Registrable Securities. Exhibit A may be amended by the Company as necessary to reflect the addition of new Holders pursuant to the terms hereof, or to reflect the addition of parties hereto as contemplated by this Agreement.

                11.7. Assignment; Successors and Assigns. Except as set forth herein, this Agreement is not assignable by the parties hereto without the written consent of the other parties. The rights to cause the Company to register Registrable Securities pursuant to Section 2, 3 and 4 may be assigned by a Holder to a transferee or assignee of Registrable Securities which (a) is a subsidiary, parent, general partner, limited partner or retired partner, member or retired member of a Holder or (b) is a Holder's family member or trust for the benefit of an individual Holder, provided, however, (i) the transferor shall, at least 10 days prior to such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

                Except as otherwise expressly provided for herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such Registrable Securities in its records as the absolute owner and holder of such Registrable Securities for all purposes.

                11.8. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.



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                11.9.   Attorney's Fees. In any action or proceeding brought to
enforce any provision of this Agreement, the successful party shall be entitled to recover reasonable attorney's fees in addition to any other available remedy.



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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


THE COMPANY:

THE MANAGEMENT NETWORK GROUP, INC.,
a Kansas corporation

By:
   -------------------------------------
   Name:
   Title:

Address:   11613 Tomahawk Creek Parkway, Suite D
           Leawood, Kansas  66211
           Fax:  913/345-0071
           Attention: President

THE HOLDERS:

BEHRMAN CAPITAL II L.P.,
a Delaware limited partnership

By:     Behrman Brothers, LLC,
        its general partner

        By:
           -----------------------------
           Grant G. Behrman,
           Managing Member

Address:   126 East 56th Street
           New York, New York 10022
           Telecopy:  (212) 980-7024
           Attention:  Grant G. Behrman

STRATEGIC ENTREPRENEUR FUND II, L.P.,
a Delaware limited partnership

By:
   -------------------------------------
   Grant G. Behrman,
   General Partner

Address:   126 East 56th Street
           New York, New York 10022
           Telecopy:  (212) 980-7024
           Attention:  Grant G. Behrman

--------------------------------
Richard P. Nespola

Address:   11613 Tomahawk Creek Parkway, Suite D
           Leawood, Kansas  66211
           Fax:  913/345-0071
           Attention: President

--------------------------------
Micky K. Woo

Address:   38 Devonshire Drive
           Oak Brook, Illinois  60523
           Fax:  630/920-1350

--------------------------------
Alan H. Staples

Address:   13816 Goodman
           Overland Park, Kansas  66223
           Fax:  913/851-2054

--------------------------------
Ralph R. Peck

Address:   4923 Rutherford Court
           Granite Bay, California
           Fax:  916/791-5103

                                    EXHIBIT A

                                 LIST OF HOLDERS

1.      Behrman Capital II L.P.

2.      Strategic Entrepreneur Fund II, L.P.

3.      Richard P. Nespola

4.      Micky K. Woo

5.      Alan H. Staples

6.      Ralph R. Peck